================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 21, 2004


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                           0-16421                52-1518642
(State or other                      (Commission             (IRS Employer
jurisdiction of                      File Number)            Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




================================================================================

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      Exhibit 99.1    Press release January 21, 2004
      Exhibit 99.2    Supplemental Financial Information

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On January 21, 2004, Provident Bankshares Corporation announced its financial results for the quarter and year ended December 31, 2003. The press release announcing financial results for the quarter and year ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

      On January 21, 2004, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's January 21, 2004 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial information includes (in addition to financial information presented in the Company's January 21, 2004 earnings release) a comparative analysis of average balances, interest income and expense and interest yields and rates (three months ended December 31, 2003 versus three months ended December 31, 2002). The supplemental financial information also includes the Company's unaudited Consolidated Statement of Income for the three and twelve months ended December 31, 2003. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROVIDENT BANKSHARES CORPORATION


                                   By: /s/ Gary N. Geisel
                                       -----------------------------------------
                                       Gary N. Geisel
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: January 26, 2004

                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1       Press release January 21, 2004
     99.2       Supplemental Financial Information